                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                              (Amendment No. 1)

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 30, 1998

              WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
              -------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Delaware                  0-14536                     04-2869812
--------------------------------------------------------------------------------
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)             Identification No.)
incorporation)

   5 Cambridge Center, Cambridge, MA                                   02142
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number including area code: (617) 234-3000

Former name or former address, if changed since last report:

         Not applicable.

Items 4 and 7 of Registrant's Form 8-K filed April 2, 1998 are hereby amended as follows:

Item 4.  Changes in Registrant's Certifying Accountant

         Effective March 30, 1998, the Registrant retained as its new Independent Auditors, Coopers & Lybrand L.L.P. ("Coopers & Lybrand"). The Independent Auditors' Report on the Registrant's financial statements for calendar year ended December 31, 1996 issued by Arthur Andersen, LLP ("Arthur Andersen"), did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles however, a going concern opinion was rendered. The decision to change Independent Auditors was approved by the Registrant's managing general partner's directors. During calendar year ended 1996 and through March 30, 1998, there were no disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreements if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. This change results from the restructuring of the operating partnership pursuant to its bankruptcy in 1997. As a result of the bankruptcy, Coopers & Lybrand was retained by Jamboree LLC, an entity not controlled by the Registrant. In this regard, it became apparent during the audit for 1997 that Coopers & Lybrand was in a better position to audit the Registrant than was Arthur Andersen.

         Effective March 30, 1998, the Registrant engaged Coopers & Lybrand as its Independent Auditors. The Registrant did not consult Coopers & Lybrand regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B prior to March 30, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         16. Letter dated April 17, 1998 from Arthur Andersen LLP.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP

                        By:  Winthrop Financial Associates,
                             A Limited Partnership, as
                             Managing General Partner

                              By:  /s/Michael L. Ashner
                                       Michael L. Ashner
                                       Chief Executive Officer

                              By:  /s/Edward V. Williams
                                       Edward V. Williams
                                       Chief Financial Officer
DATED:  April 17, 1998